UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  September 28, 2006

GFR PHARMACEUTICALS INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-27959	77-0517964
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 11405 - 201A Street, Maple Ridge, British Columbia		V2X 0Y3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (604) 460-8440

Not applicable
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Wang Li An has consented to and was appointed as an additional director of GFR Pharmaceuticals Inc. by the Board of Directors on September 22, 2006. Mr. Wang was appointed as the nominee of New Century Scientific Investment Ltd. in accordance with the terms and conditions of the Plan of Exchange and the Letter of Intent. See Exhibit 10.1 - Plan of Exchange and Exhibit 10.2 - Letter of Intent for more details.

Wang Li An (42 years old) has been the Chairman of the Board of Director of New Century Scientific Development Investment Ltd. since March 2006 Mr. Wang is also the Vice General Manager and Director of Bio-sep Bio-technique Stock Co. Ltd. (“Bio-sep”) since June 2005. From July 2002 to May 2005, Mr. Wang was the Secretary of the Board in Bio-sep and was responsible for corporate finance, taxation, capital restructure, operational management, and government relations. From October 1997 to June 2002, Mr. Wang was the dean of Security Investment Department of Shaanxi Rising Group Corp. and was responsible for the initial set up of the subsidiaries and capital investment. Mr. Wang graduated from Xia Men University in 1987 with a bachelor degree in Mathematics.

Neither Mr. Wang nor the other director or officers hold a directorship in any other reporting company.

There is no family relationship among the current directors or officers.

During the last two years, there has been no transaction or proposed transaction that GFR Pharmaceuticals Inc. was or is a party to in which Mr. Wang had or is to have a direct or indirect material interest.

Also, on September 25, 2006, Rose Marie Pierce resigned as a director of GFR Pharmaceuticals Inc. leaving two directors on the board of directors with one vacancy.

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Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.1 and Exhibit 10.2 is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.1 and 10.2 are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1
Plan of Exchange dated June 26, 2006 among GFR Pharmaceuticals Inc., New Century Scientific Investment Ltd., Richard Pierce, and Li An Guo, filed as an Exhibit to GFR Pharmaceuticals Inc.’s Form 8-K (Current Report) filed on July 3, 2006, and incorporated herein by reference.
Filed
10.2
Letter of Intent dated June 6, 2006 among GFR Pharmaceuticals Inc., New Century Scientific Investment Ltd., Richard Pierce, and Li An Guo, filed as an Exhibit to GFR Pharmaceuticals Inc.’s Form 8-K (Current Report) filed on July 3, 2006, and incorporated herein by reference.
Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, GFR Pharmaceuticals Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

GFR PHARMACEUTICALS INC.

/s/ Richard Pierce
Dated: September 28, 2006                          By: Richard Pierce - President

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